PRESS RELEASE	Investor/Media Contact: Raj Denhoy 415 828-1044 rdenhoy@establishmentlabs.com

Establishment Labs Receives U.S. FDA Approval for Motiva Implants

NEW YORK, NY, September 27, 2024 -- Establishment Labs Holdings Inc. (NASDAQ: ESTA), a global medical technology company dedicated to improving women’s health and wellness, principally in breast aesthetics and reconstruction, announced it has received approval from the U.S. Food and Drug Administration (FDA) for the use of Motiva® SmoothSilk® Ergonomix® and Motiva® SmoothSilk® Round breast implants in primary and revision breast augmentation.

“Today’s approval is transformative for breast aesthetics in the United States. This is a new era, in which women now have a choice of highly differentiated technology that is backed by rigorous scientific and clinical research,” commented Juan José Chacón-Quirós, Founder and Chief Executive Officer. “Motiva implants have changed the paradigm by proving that women do not have to compromise when it comes to their aesthetic goals. We have never wavered in our commitment to women’s health and our entire organization is ready to bring this passion and technology to the United States.”

Motiva® SmoothSilk® Round and Ergonomix® Implants represent state of the art innovation in plastic surgery. These devices feature the patented SmoothSilk® surface, designed for enhanced biocompatibility and scientifically shown to promote low inflammation. The Motiva® SmoothSilk Ergonomix® device is the first breast implant in the world that embodies the science of ergonomics, as it is designed to adapt, react, feel, and move like natural breast tissue. Motiva® SmoothSilk® Ergonomix® implants are unique to the implant market, as their shape can adapt as the body changes position, maintaining a round shape when lying down and a teardrop shape when standing up. The Motiva® SmoothSilk® Round implants provide increased upper breast fullness and softness while keeping a round full form regardless of position.

“The Motiva U.S. IDE Study is the most rigorous breast implant clinical trial ever performed under FDA guidelines and it shows that Motiva implants are not only safe and effective but also that women had exceptional results, with less than one percent rates of capsular contracture and rupture in the primary augmentation cohort,” said board-certified plastic surgeon Dr. Caroline A. Glicksman. “As the Medical Director of the Motiva study and an investigator, I am proud of the quality of the data and the patient follow-up rates of this study. Motiva implants were designed to reduce device related complications, and they will be welcomed by the plastic surgery community and women seeking breast augmentation in the United States.”

The Motiva U.S. IDE Study was conducted at 32 centers in the U.S. and three centers in Western Europe. At the study endpoint of three years post-implantation, patient compliance in the primary augmentation cohort of the trial was 92.4%. The three-year, by-patient, Kaplan-Meier risk rates of first occurrence of complications for patients (95% confidence interval) in the primary augmentation cohort (N=451) were as follows: Capsular Contracture: 0.5%; Rupture, Confirmed or Suspected: 0.6% (MRI Cohort N=176); Breast Pain: 0.7%; Infection: 0.9%. Any reoperation, including an implant size change, was reported at 6.1% and any complication, including reoperations, was reported at 8.4%.

“There has been a real lack of innovation in the U.S. breast implant market for well over a decade,” added board-certified plastic surgeon and study investigator Dr. M. Bradley Calobrace. “Motiva should transform breast augmentation, both in how we operate and in what we can achieve for our patients. A safer, next generation viscoelastic implant with a uniquely designed low inflammatory surface will undoubtedly improve clinical and aesthetic outcomes. I am pleased to finally be able to offer Motiva implants to my patients in the United States.”

Since first becoming commercially available in 2010, nearly four million Motiva® devices have been delivered to plastic and reconstructive surgeons in over 85 countries. The company’s technologies and products are covered by over 200 patent applications in 20 separate patent families worldwide and are supported by over 100 clinical and scientific studies and peer reviewed publications. The Motiva® Implant approval announced today is the first new breast implant PMA approved by the U.S. FDA since 2013.

“Motiva is the first and only implant purposefully designed for women and their lifestyles,” said Dr. Kamakshi R. Zeidler, a board-certified plastic surgeon and member of the Establishment Labs Femtech Advisory Board. “These implants move and feel like natural breast tissue. The rates of complications in the clinical trial were also much lower than we have seen with any other implant in a U.S. PMA study. This is true Femtech. I could not be happier that women in the United States now have access to this revolutionary technology.”

About Establishment Labs

Establishment Labs Holdings Inc. is a global medical technology company dedicated to improving women’s health and wellness through the power of science, engineering, and technology. The Company offers a portfolio of Femtech solutions for breast health, breast aesthetics and breast reconstruction. The nearly four million Motiva® devices Establishment Labs has delivered to plastic and reconstructive surgeons since 2010 have created a new standard for safety and patient satisfaction in the over 85 countries in which they are available. The Motiva Flora® tissue expander is used to improve outcomes in breast reconstruction following breast cancer and it is the only regulatory-approved expander in the world with an integrated port using radio-frequency technology that is MRI conditional. Mia Femtech™, Establishment Lab’s unique minimally invasive experience for breast harmony, is the Company’s most recent breakthrough innovation. These solutions are supported by over 200 patent applications in 20 separate patent families worldwide and over 100 scientific and clinical studies and publications in peer reviewed journals. Establishment Labs manufactures at two facilities in Costa Rica compliant with all applicable regulatory standards under ISO13485:2016 and FDA 21 CFR 820 under the MDSAP program. Please visit our website for additional information at www.establishmentlabs.com.

Forward-Looking Statements
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adoption of our products by healthcare providers or other customers; the success of our marketing initiatives; the safe and effective use of our products; our ability to protect our intellectual property; our future expansion plans and capital allocation; our ability to expand upon and/or secure sources of credit or capital; our ability to develop and maintain relationships with qualified suppliers to avoid a significant interruption in our supply chains; our ability to attract and retain key personnel; our ability to scale our operations to meet market demands; the effect on our business of existing and new regulatory requirements; and other economic and competitive factors. These and other factors that could cause or contribute to actual results differing materially from our expectations include, among others, those risks and uncertainties discussed in the company’s annual report on Form 10-K filed on March 4, 2024 and will be discussed in the company's quarterly report on Form 10-Q filed on August 7, 2024, which risks and uncertainties may be updated in the future in other filings made by the company with the Securities and Exchange Commission. The risks included in those documents are not exhaustive, and additional factors could adversely affect our business and financial performance. We operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time, and it is not possible for us to predict all such risk factors, nor can we assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We are not undertaking any obligation to update any forward-looking statements. Accordingly, investors should use caution in relying on past forward-looking statements, which are based on known results and trends at the time they are made, to anticipate future results or trends.

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